SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------


                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 21, 1999



                             WATKINS-JOHNSON COMPANY
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             (Exact name of registrant as specified in its charter)



        CALIFORNIA                  1-5631                     94-1402710
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 (State of Organization)      (Commission Number)     (IRS Employer I.D. Number)



 3333 Hillview Avenue, Palo Alto, California                    94304-1223
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (650) 493-4141


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of the Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.
         (1)      Unaudited  Pro  Forma  Consolidated   Condensed  Statement  of
                  Operations for the three-month period ended March 26, 1999.

         (2)      Unaudited  Pro  Forma  Consolidated  Condensed   Statement  of
                  Operations for the year ended December 31, 1998.

         (3) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 26, 1999.


(c)      Exhibits.

         99.1 Securities Purchase Agreement between Silicon Valley Group, Inc. and Watkins-Johnson Company dated as of April 30, 1999.

         99.2     Amendment No. 1 to the previous item dated as of July 2, 1999.

         99.3     Escrow   Agreement   among   Silicon   Valley   Group,   Inc.,
                  Watkins-Johnson   Company   and  U.S.   Bank  Trust   National
                  Association dated as of July 6, 1999.


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WATKINS-JOHNSON COMPANY


                                       By /s/ W. Keith Kennedy, Jr.
                                          -------------------------
                                          W. Keith Kennedy, Jr.

Dated: July 21, 1999                      President and Chief
                                          Executive Officer


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